Validea Market Legends ETF Trading Symbol: VALX Exchange Listed: NASDAQ	Summary Prospectus March 31, 2017 www.valideafunds.com
Before you invest, you may want to review the Validea Market Legends ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated March 31, 2017, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.valideafunds.com/marketlegends.asp. You can also get this information at no cost by calling 1‑800‑617-0004 or by sending an e-mail request to ETF@usbank.com.
Investment Objective
The Validea Market Legends ETF (the “Fund”) seeks capital appreciation, with a secondary focus on income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses[1]	0.80%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year: $82	3 Years: $255	5 Years: $444	10 Years: $990
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended November 30, 2016, the Fund’s portfolio turnover rate was 124% of the average value of its portfolio.

Principal Investment Strategies
The Fund is actively managed and invests primarily in equity securities listed on a U.S. exchange and selected by Validea Capital Management, LLC, the Fund’s investment adviser (“Validea” or the “Adviser”). The Adviser selects securities using a proprietary quantitative and fundamentals-based system that evaluates investment opportunities based on the published investment strategies of legendary investors whose investment strategies have generally been subject to significant academic or media analysis, such as Warren Buffet, Benjamin Graham and David Dreman. The Adviser believes that the strategies of historically successful investors offer a foundation for superior stock selection and that implementing these techniques in a disciplined, unemotional and systematic manner can lead to long term market outperformance.
The Adviser’s system incorporates over 20 stock selection models, each intended to replicate the strategy of a legendary investor. The models incorporate over 300 unique fundamental metrics of companies, including measures relating to profitability, valuation, growth, cash flow, financing and past performance, among others. The Adviser scores over 6,000 companies based on the metrics of its investor models and expects that the Fund will generally hold approximately 100 securities at any given time.
Using historical data, the Adviser’s system evaluates the long term performance, risks and correlation of each model and blends some or all of the models to identify the composite strategy that the Adviser believes is most likely to achieve the Fund’s investment objectives while reducing volatility. By utilizing various stock picking methods in the creation of the composite strategy, the Adviser seeks to smooth the Fund’s returns in different market environments and limit investment style specific risk.
The Fund invests primarily in equity securities of U.S. companies and foreign equity securities available on a U.S. exchange as American Depositary Receipts (“ADRs”). The Fund’s investment in ADRs may include ADRs representing companies in emerging markets. The Fund may invest in the securities of companies of any market capitalization, but the Adviser expects that the Fund will have a bias toward small- and mid-cap companies. The Adviser also expects to limit the Fund’s investment in any individual economic sector to no more than 40% of the Fund’s total assets.
The Adviser expects that the Fund will regularly update or “rebalance” the securities that it holds, but no more often than once every 28 days and at least five times per year. On each such date, securities whose fundamental scores no longer meet the Fund’s requirements will be removed and replaced with higher scoring securities. A stock will generally only be sold in between rebalance dates if the stock has significantly underperformed the overall market since the time the stock was purchased.
Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund.  The following risks could affect the value of your investment in the Fund:
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ADR Risk. ADRs involve risks similar to those associated with investments in foreign securities and certain additional risks. ADRs listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in ADRs as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the ADRs may not provide a return that corresponds precisely with that of the Underlying Shares.

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Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

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Foreign and Emerging Markets Risk. Investments in ADRs that provide exposure to securities traded in developing or emerging markets involve substantial risk due to limited information; different accounting, auditing and financial reporting standards; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

•	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.
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Models and Data Risk.  The Adviser relies heavily on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.

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Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

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Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

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Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

•	Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
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Manufacturing Sector Risk. The Fund may invest in companies in the manufacturing sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Companies focused on manufacturing activities may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

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Finance and Insurance Sector Risk. The Fund may invest in companies in the finance and insurance sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

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Shares May Trade at Prices Other Than Net Asset Value (“NAV”). As with all exchange traded funds (“ETFs”), Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market.

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Small and Mid-Sized Company Stock Risk. Small to mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small- to mid-sized company stocks tend to be more volatile and less liquid than large company stocks.

Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31, 2016. The table illustrates how the Fund’s average annual returns for the 1‑year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.valideafunds.com or by calling the Fund toll free at 1‑800‑617‑0004.
Calendar Year Total Return
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 7.88% for the quarter ended December 31, 2016, and the lowest quarterly return was -12.27% for the quarter ended September 30, 2015.

Average Annual Total Returns
For the Period Ended December 31, 2016
Validea Market Legends ETF	1 Year	Since Inception (12/9/2014)
Return Before Taxes	15.03%	3.01%
Return After Taxes on Distributions	14.61%	2.80%
Return After Taxes on Distributions and Sale of Shares	8.51%	2.22%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	6.38%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	21.31%	8.25%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

Management
Investment Adviser:
Validea Capital Management, LLC serves as investment adviser to the Fund.
Portfolio Managers:
John Reese, Chief Executive Officer for the Adviser, serves as lead portfolio manager for the Fund. Mr. Reese has managed the Fund since its inception in 2014.
Jack Forehand, CFA, Chief Investment Officer for the Adviser serves as portfolio manager for the Fund. Mr. Forehand has managed the Fund since its inception in 2014.
Purchase and Sale of Shares
Shares are listed on the NASDAQ Stock Market, LLC (the “Exchange”), and most investors will buy and sell Shares through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more informatio